SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2004

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Slide presentation to be made at the Provident Financial Services, Inc. 2004 Annual Meeting of Stockholders on June 23, 2004.

Item 9.	Regulation FD Disclosure

On June 23, 2004, Provident Financial Services, Inc. (the “Company”) will make a slide presentation at its 2004 Annual Meeting of Stockholders. The presentation discusses the Company’s current and historic performance and strategies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: June 23, 2004	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi Chairman, Chief Executive Officer and President

EXHIBIT INDEX

The following Exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Slide presentation to be made at the Provident Financial Services, Inc. 2004 Annual Meeting of Stockholders on June 23, 2004.